UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 26, 2011

WORLD SURVEILLANCE GROUP INC.
(Exact name of registrant as specified in its charter)

Delaware	001-32509	88-0292161
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

State Road 405, Building M6-306A, Room 1400, Kennedy Space Center, FL 32815
 (Address of principal executive offices and Zip Code)

Registrant's telephone number, including area code (321) 452-3545

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On July 26, 2011, the shareholders of the World Surveillance Group Inc. (the “Company”) approved the 2011 Equity Compensation Incentive Plan of the Company (the “Plan”).

The purpose of the Plan is to strengthen the Company and its subsidiaries by enhancing its profitable growth by providing incentives in the form of stock options and other equity ownership opportunities in the Company (each, an “Award”) to its and its subsidiaries’ employees, officers, directors, consultants and advisers, all of whom are eligible to receive Awards under the Plan, thereby encouraging them to devote their abilities and industry to the success of the Company and its subsidiaries and their business and enterprise. Any person to whom an Award is granted will be called a “Participant.”

Administration

The Plan is administered by the Board of Directors of the Company until a committee (the “Committee”) composed solely of members of its Board of Directors that are “independent,” as defined pursuant to Rule 10A-3(b)(1) of the Exchange Act is formed. The Company’s Board (and thereafter once formed, the Committee) (each referred to herein as the “Administrator”) has the authority to grant Awards, to adopt, amend and repeal rules relating to the Plan, to interpret and correct the provisions of the Plan and any Award, and, subject to the limitations of the Plan, to modify and amend any Award. The Plan also provides that authority to grant Awards to employees may be delegated to one or more executive officers of the Company subject to certain limitations.  All decisions and determinations by the Administrator in the exercise of its power are final and binding.

Authorized Shares

Subject to certain adjustments, the aggregate number of shares (the “Authorized Shares”) of Common Stock that may be delivered in satisfaction of Awards granted under the Plan is 25,000,000 shares of Common Stock. If any Award expires, or is terminated, surrendered, forfeited, expires unexercised, is settled in cash in lieu of Common Stock or is exchanged for other Awards, in whole or in part, the unissued shares covered by such Award shall again be available for the grant of Awards under the Plan.

Eligibility

Employees, officers, directors, consultants and advisers of the Company and its subsidiaries are eligible to be granted Awards under the Plan. Under present law, however, incentive stock options within the meaning of Section 422 of the Code may only be granted to employees of the Company and its subsidiaries. The maximum number of shares of Common Stock with respect to which Awards may be granted to any Participant under the Plan may not exceed 5,000,000 in any fiscal year, subject to certain adjustments.  Awards are made to eligible individuals at the discretion of the Administrator and therefore, the Company can not determine who will receive a future grant at this time.

Exercise Price

The Administrator shall establish the exercise price of options (or determine the method by which the exercise price shall be determined) at the time each option is granted, provided, however, that the exercise price for an option will not be less than 100% (110% for an incentive stock option granted to an employee who is also a 10% or more stockholder) of the fair market value of the Common Stock on the date of grant. The exercise price, if applicable, of other stock-based Awards shall be set by the Administrator.  An option may not be amended subsequent to its issuance to reduce the exercise price unless such amendment is approved by the Company’s stockholders.

Exercise of Options

The Administrator shall establish vesting dates for options based on the passage of time, the satisfaction of performance criteria or other conditions deemed appropriate by the Administrator; provided, however, that options may be fully vested on grant and alternative vesting may be established by the Administrator in the agreement evidencing an option upon such person’s disability, death, retirement, cessation of status as a Participant, on a change of control or in certain other circumstances. Each option or installment may be exercised at any time or from time to time, in whole or in part, for up to the total number of shares with respect to which it is then exercisable, by delivery of a properly signed written notice of exercise to the Company at its principal office address or to such transfer agent as the Company shall designate together with payment in full for the number of shares for which the option is being exercised. The Administrator has the right to accelerate the date of exercise of any installment of any option despite the fact that such acceleration may disqualify all or part of any option as an incentive stock option or cause the application of Sections 280G or 4999 of the Code.

Types of Awards

Awards under the Plan may be in the form of incentive stock options (“ISOs”), nonstatutory stock options, restricted stock, restricted stock units, and any other equity-based interests as the Administrator shall determine, or any combination thereof.

Stock Options

Stock options represent the right to purchase shares of Common Stock within a specified period of time at a specified price. As detailed above, the exercise price for options will be not less than 100% (110% for an incentive stock option granted to an employee who is also a 10% or more stockholder) of the fair market value of the Company’s Common Stock on the date of grant. Granted options that are intended to be ISOs shall not constitute ISOs to the extent that such options, in the aggregate, become exercisable for the first time by such person in any calendar year for shares of Common Stock with an aggregate fair market value of more than $100,000 (determined on the date such option is granted).  To the extent that any such ISO exceeds the $100,000 limitation (or such other limit as may be provided by the Code), such options shall be nonstatutory options.  No ISO will be granted to a person who is not an “employee” as defined in the applicable provisions of the Code and regulations issued thereunder.  The Administrator will determine the duration of any option, but options shall expire no later than seven (7) years (five (5) years in the case of an incentive stock option granted to an employee who is also a 10% or more stockholder) after the date of grant. No stock options can be granted under the Plan after the ten-year anniversary of the date on which the Plan is approved by the stockholders of the Company, but options granted before that date may be exercised thereafter.

Payment for the exercise of options under the Plan may be made by one or any combination of the following forms of payment:

•	by cash or by check payable to the order of the Company;
•
at the discretion of the Administrator through delivery of shares of Common Stock having fair market value equal as of the date of exercise to the cash exercise price of the option, provided, however, that such shares were not acquired in the prior six months; or

•
at the discretion of the Administrator, by delivery of an assignment to the Company of a sufficient amount of the proceeds from the sale of the Common Stock acquired upon exercise of the option and an authorization to the optionee’s broker or selling agent to pay that amount to the Company.

Restricted Stock, Restricted Stock Units and Other Awards

The Plan provides the flexibility to grant other forms of Awards based upon the Common Stock, having the terms and conditions established at the time of grant by the Administrator and as evidenced by an agreement in form to be determined by the Administrator.  Restricted stock is Common Stock that is subject to a risk of forfeiture or other restrictions that will lapse upon satisfaction of specified conditions (based on passage of time, performance criteria or other conditions set by the Administrator).  A Participant granted restricted stock generally has all of the rights of a stockholder of the Company, unless otherwise determined by the Administrator.  Generally restricted stock will be deposited by the Participant, together with an appropriate stock power, with the Company.  Upon the lapse of such restrictions, the Company will cause a stock certificate to be delivered to the Participant.  Restricted stock units represent the right to receive shares of Common Stock in the future, with the right to future delivery of the shares of Common Stock subject to a risk of forfeiture or other restrictions that will lapse upon satisfaction of specified conditions (based on passage of time, performance criteria or other conditions set by the Administrator).   Prior to settlement, an Award of restricted stock units, unlike restricted stock, carries no voting, dividend rights or other rights associated with stock ownership. The Administrator has the right to grant other Awards based upon the Common Stock and having such terms and conditions as shall be determined at the time of grant.  All of the 25,000,000 shares being approved for issuance under the Plan may be granted as Awards of options, restricted stock, restricted stock units or other non-stock option Awards. The Plan also provides that 80% of restricted stock, restricted stock units or other non-stock option Awards shall have vesting of at least one year, except that such vesting may be accelerated upon a participant’s disability, death, retirement, cessation of status as a Participant, on a change of control or in certain other circumstances.

Transferability

Except as the Administrator may otherwise determine or provide in an Award, Awards may be transferred only by will or by the laws of descent and distribution and shall, during the life of the Participant, be exercisable only by the Participant; provided, however, that nonstatutory stock options may be transferred to a grantor-retained annuity trust or a similar estate-planning vehicle under which the trust is bound by all provisions of the option which are applicable to the Participant.

Adjustment

In the event of any stock split, stock dividend, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, combination, exchange of shares, liquidation, spin-off, split-up, or other similar change in capitalization or event, the following shall be equitably adjusted:

•	the number and class of securities available for Awards under the Plan and the per-Participant share limit;
•	the number and class of securities, vesting schedule and exercise price per share subject to each outstanding Award;
•	the repurchase price per security subject to repurchase; and
•
the terms of each other outstanding stock-based Award shall be adjusted by the Company (or substituted Awards may be made) to the extent the Administrator shall determine, in good faith, that such an adjustment (or substitution) is appropriate.

Treatment upon Acquisition

Unless otherwise expressly provided in the applicable Award, upon the occurrence of an Acquisition of the Company (as defined in the Plan), either (i) appropriate provision is to be made for the continuation and the assumption by the surviving or acquiring entity of all Awards, (ii) the Administrator may provide that one or more Awards granted under the Plan must be exercised by a certain date after which period the Awards if unexercised shall terminate, or (iii) any such Awards shall be terminated in exchange for a cash payment equal to the excess of the fair market value of the shares subject to the Award over the exercise price thereof.  The Administrator may also determine that any Award may accelerate in full upon the occurrence of an Acquisition.

Effect of Termination, Disability, Death, Retirement or Cessation of Status

The Administrator shall determine the effect on an Award of the disability, death, retirement, authorized leave of absence or other change in the employment or other status of a Participant and the extent to which, and the period during which, the Participant, or the Participant’s legal representative, conservator, guardian or designated beneficiary, may exercise rights under the Award, subject to applicable law and the provisions of the Code.

Amendment of Awards

The Administrator may amend, modify or terminate any outstanding Award, provided, however, that except as relates to an Acquisition of the Company or certain adjustments identified in the Plan, the Participant’s consent to such action shall be required unless the Administrator determines that the action, taking into account any related action, would not materially and adversely affect the Participant, and provided, further, that previously issued options may not be amended without stockholder approval to reduce the price at which such previously issued options are exercisable or to extend the period of time for which such previously issued option shall be exercisable beyond seven (7) years.

Termination of Plan; Amendments

Awards may be granted under the Plan at any time prior to the ten-year anniversary of the date on which the Plan is approved by the stockholders of the Company, but Awards previously granted may extend beyond that date. The Administrator may amend, suspend or terminate the Plan or any portion thereof at any time, provided, however, that any material amendment to the Plan will not be effective unless approved by the Company’s stockholders.

A copy of the 2011 Equity Compensation Incentive Plan is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference. The foregoing information is a summary of the Plan, is not complete, and is qualified in its entirety by reference to the full text of the Plan.  Readers should review the Plan for a complete understanding of the terms and conditions associated with this transaction.

ITEM 5.03      Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On July 26, 2011, the shareholders of the Company approved an Amended and Restated Certificate of Incorporation of the Company (the “Restated Charter”).  The Restated Charter increases the authorized common stock of the Company from 500,000,000 to 750,000,000 shares and (i) identifies the rights of the preferred stock, if issued, and the common stock of the Company, (ii) established that the Company has a perpetual existence, (iii) allows for the books and records of the Company to be kept wherever the Board of Directors designates, and (iv) eliminates the personal liability of directors except in certain circumstances, as allowed by Delaware law.

A copy of the Amended and Restated Certificate of Incorporation is attached as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference. The foregoing information is a summary of the Restated Charter, is not complete, and is qualified in its entirety by reference to the full text of the Restated Charter.  Readers should review the Restated Charter for a complete understanding of the terms and conditions associated with this transaction.

ITEM 5.07     Submission of Matters to a Vote of Security Holders

(a)	At the Annual Meeting of the holders of common stock of the Company, the proposals listed below were submitted to a vote of the shareholders.

(b)	At the Annual Meeting, each of the proposals was approved by the shareholders pursuant to the voting results set forth below.

Proposal 1 – Election of Directors

Nominee	Votes For	Votes Withheld

Wayne P. Jackson	282,765,480	16,357,783

Proposal 2 – Amended and Restated Certificate of Incorporation

The shareholders approved the Amended and Restated Certificate of Incorporation of the Company, as described in more detail in Item 5.03 of this Current Report on Form 8-K, as set forth below:

Votes For	Votes Against	Abstain

277,842,782	21,141,736	138,745

There were no broker non-votes.

Proposal 3 – 2011 Equity Compensation Incentive Plan

The shareholders approved the 2011 Equity Compensation Incentive Plan of the Company, as described in more detail in Item 5.02 of this Current Report on Form 8-K, as set forth below:

Votes For	Votes Against	Abstain
176,472,507	35,853,171	546,629

There were 86,250,956 broker non-votes.

Proposal 4 – Ratification of Appointment of Company’s Independent Registered Public Accounting Firm, Rosen Seymour Shapss Martin & Company LLP

The shareholders ratified the appointment of Rosen Seymour Shapss Martin & Company LLP, as the Company’s independent registered public accounting firm, as set forth below:

Votes For	Votes Withheld	Abstain
290,875,924	6,983,719	1,263,620

There were no broker non-votes.

ITEM 9.01      Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit Number	Description

3.1	Amended and Restated Certificate of Incorporation of the Company

10.1	2011 Equity Compensation Incentive Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

World Surveillance Group Inc.
(Registrant)

Date: July 27, 2011	/s/ Glenn D. Estrella
By: Glenn D. Estrella
Title: President and Chief Executive Officer